AAM/Bahl & Gaynor Income Growth Fund (the “Fund”)

Class A Shares (AFNAX)

Class C Shares (AFYCX)

Class T Shares (AFNTX)

Class I Shares (AFNIX)

A series of Investment Managers Series Trust

Supplement dated January 30, 2019, to the

Prospectus and Statement of Additional Information, each dated November 1, 2018, as supplemented;

and Summary Prospectus dated November 1, 2018.

Class C Shares Contingent Deferred Sales Charge

Effective immediately, all references to the Fund’s Class C Shares’ contingent deferred sales charge (“CDSC”) in the Fund’s Prospectus and Summary Prospectus are updated to reflect that the CDSC applies to Class C Shares sold within 12 months of the date of purchase.

Portfolio Manager

Effective December 31, 2018, George G. Strietmann, portfolio manager of the Fund, has retired. Accordingly, all references to Mr. Strietmann contained in the Fund’s Prospectus, Statement of Additional Information and Summary Prospectus are deleted in their entirety. The remainder of the portfolio management team responsible for the day-to-day management of the Fund remains the same.

Please file this Supplement with your records.